SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           26-Dec-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   26-Dec-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         26-Dec-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        26-Dec-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    228,797,429   15,010,716    1.60875%       316,956
 A-2  210,750,000    176,135,380    6,723,328    1.58875%       240,969
A-IO  273,650,000    210,565,061        0        6.88125%      1,760,559
 M-1  36,000,000     36,000,000         0        2.11875%       65,681
 M-2  20,500,000     20,500,000         0        3.01875%       53,289
 M-3   9,400,000      9,400,000         0        3.21875%       26,054
 B-1  18,750,000     18,750,000         0        4.36875%       70,537
 B-2   7,850,000      7,850,000         0        5.36875%       36,291
 B-3   6,250,000      6,250,000         0        5.41875%       29,163
  X   625,000,050    513,057,810        0                      1,111,055
  R       50              0             0        1.58875%          0
Total 625,000,050    503,682,809   21,734,045                  3,710,555

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A        15,327,672         0      213,786,713
 A-2      N/A         6,964,297         0      169,412,052
A-IO      N/A         1,760,559         0      199,263,358
 M-1      0.00         65,681           0       36,000,000
 M-2      0.00         53,289           0       20,500,000
 M-3      0.00         26,054           0       9,400,000
 B-1      0.00         70,537           0       18,750,000
 B-2      0.00         36,291           0       7,850,000
 B-3      0.00         29,163           0       6,250,000
  X       N/A         1,111,055         0      491,323,765
  R       N/A             0             0           0
Total     0.00       25,444,599         0      481,948,765

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     47.57754799   1.00461471  48.58216269
 A-2   22541NZA0     31.90191378   1.14338837  33.04530216
A-IO   22541NZB8     0.00000000    6.43361487   6.43361487
 M-1   22541NZD4     0.00000000    1.82447917   1.82447917
 M-2   22541NZE2     0.00000000    2.59947902   2.59947902
 M-3   22541NZF9     0.00000000    2.77170106   2.77170106
 B-1   22541NZG7     0.00000000    3.76197920   3.76197920
 B-2   22541NZH5     0.00000000    4.62309045   4.62309045
 B-3   22541NZJ1     0.00000000    4.66614560   4.66614560
  X    22541NYY9     0.00000000    1.77768715   1.77768715
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    677.61240250
 A-2  0.00000000    803.85315146
A-IO  0.00000000    728.16867394
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    786.11796178
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  295,055,876  218,001,934     513,057,810
     Scheduled Principal               225,119      185,615         410,734
     Prepayments (Incls Curtail)    14,673,134    6,536,940      21,210,074
     Net Liquidation Proceeds          110,736           (0)        110,736
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance     15,008,989    6,722,555      21,731,544
     Net Realized Losses                 2,501            0           2,501
Ending Balance                     280,044,386  211,279,379     491,323,765
Ending Count                             2,143        1,280           3,423

Aggregate End Coll Bal             280,044,386  211,279,379     491,323,765

Ending Overcollateralization Amount                               9,375,001

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,887,271    1,295,929       3,183,200
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
Less Nonrecoverable Advances             2,176       (1,036)          1,140
                                     1,885,096    1,296,965       3,182,060
Capitalized Interest Account:
Beginning Balance                                                         0
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                            0

Servicing Fee                          115,426       85,091         200,517
Trustee Fee                              1,033          763           1,796
Credit Risk Manager Fee                  4,303        3,179           7,482
LPMI                                         0           29              29
Back-Up Servicing Fee                    7,376        5,450          12,826

Current Advances as of determination date                         1,776,638
Outstanding Advances  (end of prior calendar month)               1,751,634

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     70             8,369,954     30         3,779,138
Grp 2     40             7,008,584      9         1,312,811
Total     110           15,378,539     39         5,091,948
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1     15             1,839,031
Grp 2     12             1,747,780
Total     27             3,586,812
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,143         280,044,386
Grp 2    1,280         211,279,379
Total    3,423         491,323,765

     Foreclosure
Grp 1    Count              Balance
Grp 2     75             9,762,012
Total     48             6,966,516
          123           16,728,529
     Bankruptcy
         Count              Balance
Grp 1     44             5,574,494
Grp 2     15             2,346,947
Total     59             7,921,441

                   REO
         Count              BalanceMarket Value
Grp 1     12             1,364,150   1,395,900
Grp 2      3               396,561     358,000
Total     15             1,760,712   1,753,900

# of Loans for which Prepay Prems were collected                         95
Prin Bal of Loans for which Prepay Prems were collected          16,335,538
Current amount of Prepayment Premiums                               553,100

Current Delinquency Rate (60+days)                                  7.14182%
Rolling Three Month Delinquency Rate (60+days)                      6.15480%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                2,501
Cumulative Realized Losses since Startup Day                        211,503

Weighted Average Term to Maturity of Mortgage Loans                     341
Weighted Average Gross Coupon of Mortgage Loans                     7.92911%
Weighted Average Net Coupon of Mortgage Loans                       7.40756%

Aggregate number of Mortgage Loans in the pool                        3,423

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      21.07462%

Net Excess Spread                                                   2.77559%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                               0




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee